UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2016

Health Insurance Innovations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35811	46-1282634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15438 N. Florida Avenue, Suite 201 Tampa, Florida		33613
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 376-5831

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of an Amendment to the Company’s Long Term Incentive Plan

As discussed in Item 5.07 below, at the annual meeting (the “Annual Meeting”) of stockholders of Health Insurance Innovations, Inc. (the “Company”) held on May 25, 2016, the Company’s stockholders approved an amendment to the Company’s Long-Term Incentive Plan (the “LTIP”) to (i) increase the total number of shares of the Company’s common stock reserved for issuance under the LTIP from 2,250,000 to 3,250,000; (ii) increase the annual per-person limitations in the LTIP to 725,000 shares and to apply a single per-person limitation to all performance-based awards under the LTIP; and (iii) increase the aggregate maximum number of shares of common stock that may be issued under the LTIP to 1,800,000 shares (collectively, the “Amendment”). The Amendment is also described in the Company’s Definitive Proxy Statement filed with the SEC on April 28, 2016 in the section entitled “Proposal 2 – Approval of an Amendment to the Long Term Incentive Plan”, as supplemented by the Supplement to Proxy Statement filed on Form 8-K on May 13, 2016 (as supplemented, the “Proxy Statement”).

Granting of Bonuses and Equity Awards to Management

On May 25, 2016, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) approved an executive annual bonus plan (the “Bonus Plan”) for the fiscal year ending December 31, 2016, with awards under the Bonus Plan being based on Company performance (or the performance of an executive’s respective business unit) for the 2016 fiscal year. Company (or business unit) performance will be based on the achievement of specified financial goals related to revenue and adjusted EBITDA.

Under the Bonus Plan, the maximum payouts for the named executive officers (including the principal executive officer and principal financial offer) are as follows, and such payouts will be based on performance of the entire Company:

NAMED EXECUTIVE OFFICER	MAXIMUM BONUS PAYOUT
Patrick McNamee	$495,000
Michael Kosloske	$477,000
Michael Hershberger	$186,000

Also on May 25, 2016, the Compensation Committee approved certain equity grants to the forgoing persons under the LTIP as follows:

The respective employment agreements for Mr. McNamee and Mr. Kosloske provide that, at the sole discretion of the Company’s Board of Directors, each of them will receive on each anniversary of his employment agreement an additional grant of stock-settled stock appreciation rights (“SARs”) under the LTIP having an aggregate value (based on the Black-Sholes option pricing model) equal to 100% of his base salary. As specified in the employment agreements, such SARS will have an exercise price equal to the closing price of the Company’s Class A Common Stock on the date of grant, will expire on the seventh anniversary of the date of grant, and will vest in increments of 25% on the first anniversary of the grant date, 25% on the second anniversary, and 50% on the third anniversary. Mr. Hershberger’s employment agreement provides for a grant of equity under the LTIP having an aggregate value (based on the Black-Sholes option pricing model) equal to 50% of his base salary under the same terms, provided that 1/3 of such grant will be in the form of restricted shares and 2/3 will be in the form of SARs. On May 25, 2016, the Compensation Committee, acting under delegation of the Board of Directors, approved the foregoing discretionary grants to Messrs. McNamee, Kosloske, and Hershberger to be made on June 8, 2016, November 19, 2016, and September 16, 2016, respectively.

In addition, the Compensation Committee approved the grant to Mr. McNamee of 125,000 stock-settled SARs on May 25, 2016. These SARs expire on May 25, 2021, have an exercise price of $6.77, and vest on the first day on which the Company’s Class A common stock is at or above $16.00 per share for the preceding 30 consecutive trading days. Otherwise, the SARs have the same terms as the SARs granted to Mr. McNamee on November 9, 2015.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 25, 2016, the Company held its Annual Meeting. The Company previously filed with the SEC the Proxy Statement and related materials pertaining to the Annual Meeting. On the record date of April 4, 2016 there were 7,910,086 shares of the Company’s Class A common stock and 6,841,667 shares of the Company’s Class B common stock outstanding and eligible to vote. At the Annual Meeting, the stockholders (i) elected the seven persons identified below to serve as directors of the Company to hold office until the Company’s 2017 Annual Meeting of Stockholders or until their successors are duly elected and qualified, and (ii) approved the Amendment, which (i) increased the total number of shares of the Company’s common stock reserved for issuance under the LTIP from 2,250,000 to 3,250,000; (ii) increased the annual per-person limitations in the LTIP to 725,000 shares and to apply a single per-person limitation to all performance-based awards under the LTIP; and (iii) increased the aggregate maximum number of shares of common stock that may be issued under the LTIP to 1,800,000 shares.

Proposal 1: Election of Directors

The final results of stockholder voting on the election of directors were as follows:

	Votes For		Votes Withheld
Name	Class A	Class B	Class A	Class B
Paul E. Avery	2,649,026	6,841,667	1,134,071	—
Anthony J. Barkett	2,404,257	6,841,667	1,378,840	—
Paul G. Gabos	2,377,158	6,841,667	1,405,939	—
Michael W. Kosloske	3,730,714	6,841,667	52,383	—
Patrick R. McNamee	3,739,324	6,841,667	43,773	—
Robert S. Murley	3,466,539	6,841,667	316,558	—
Bruce A. Telkamp	3,733,414	6,841,667	49,683	—

There were no broker non-votes with respect to the Class A common stock or the Class B common stock.

Proposal 2: Approval of an Amendment to the Company’s Long-Term Incentive Plan

The final results of stockholder voting on the approval of an amendment to the LTIP were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
8,636,747	1,982,767	5,250	0

There were no broker non-votes with respect to the Class A common stock or the Class B common stock.

The stockholders did not vote on any other matters at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Health Insurance Innovations, Inc. Long Term Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH INSURANCE INNOVATIONS, INC.

By:	/s/ Patrick R. McNamee
Name:	Patrick R. McNamee
Title:	President and Chief Executive Officer

Date: May 31, 2016